UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21511

Lazard Global Total Return and Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/10

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard Global Total

Return and Income

Fund, Inc.

Annual Report

D E C E M B E R  3 1,  2 0 1 0

LAZARD

Lazard Global Total Return and Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this annual report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the year ended December 31, 2010. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

As of December 31, 2010, the Fund’s net asset value (“NAV”) performance for the fourth quarter and year-to-date lagged its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”). However, we are pleased with LGI’s favorable NAV performance since inception. We believe that LGI’s investment thesis remains sound and that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2010)

For the fourth quarter of 2010, the Fund’s NAV increased 6.1%, underperforming the Index gain of 9.0%. Similarly, the year-to-date NAV gain of 4.1% lagged the Index gain of 11.8%. However, the Fund’s NAV performance has outperformed the Index for the five-year period and, since inception, has returned 5.4% (annualized) versus 4.9% (annualized) for the Index. Shares of LGI ended the year with a market price of $15.06, representing a 10.5% discount to the Fund’s NAV of $16.83.

The Fund’s net assets were $161.7 million as of December 31, 2010, with total leveraged assets of $198.8 million, representing an 18.7% leverage rate, which was lower than in the third quarter and well below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection in the consumer discretionary sector helped performance during the fourth quarter. However, stock selection in the information technology, energy, and consumer staples sectors hurt performance. An underweight exposure to the materials sector and an overweight exposure to the health care sector also detracted from performance. The smaller, short-duration1 emerging market currency and debt portion of the Fund has added value for the year-

to-date, and remains a positive contributor to performance for the Fund since inception.

As of December 31, 2010, 72.5% of the Fund’s total leveraged assets consisted of global equities and 27.1% consisted of emerging market currency and debt instruments, while the remaining 0.4% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s level distribution policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share of $0.08766 is based on the Fund’s NAV of $16.83 on December 31, 2010 and is equal to, on an annualized basis, 7.0% of the Fund’s $15.06 market price as of the close of trading on the NYSE on December 31, 2010. For 2010, of the $1.0794 per share distributed to stockholders, approximately $0.41 is a return of capital and is reported in Box 3 on the Form 1099-DIV that you receive.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(72.5% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of New York Mel-

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

lon, a U.S.-based company that provides financial products and services for institutions and individuals worldwide; Canon Inc., a Japanese manufacturer and distributor of network digital multifunction devices, copying machines, printers and cameras; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of December 31, 2010, 50.7% of these stocks were based in North America, 21.9% were based in Continental Europe (not including the United Kingdom), 15.0% were from the United Kingdom, 6.3% were from Japan, and 6.1% were from the rest of Asia (not including Japan).

The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, 2010, were information technology (20.3%), which includes computer software, technology hardware, semiconductors, and services companies, and health care (17.5%), which includes health care equipment & services and pharmaceuticals biotechnology & life sciences companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, industrials, materials, financials, and telecommunication services. The average dividend yield on the securities held in the global equity portfolio was approximately 2.7% as of December 31, 2010.

Global Equity Markets Review
Global stock markets posted robust returns in 2010 as worldwide economic growth continued to slowly improve. Macroeconomic developments were mixed during the fourth quarter, but the positive factors generally outweighed negative developments, and global equity markets rose. Positive GDP announcements from Japan, Northern Europe, the United States, and most emerging market countries, combined with better-than-expected corporate earnings, propelled markets higher. On the other hand, negative factors included ongoing concerns about sovereign debt levels in Europe, tensions on the Korean peninsula, and a failure by the G-20 to establish parameters governing exchange rates.

U.S. markets performed well, as GDP grew, and many companies reported strong earnings, and had cash-rich balance sheets. Additionally, the U.S. Federal Reserve announced a second round of quantitative easing in November. European markets posted positive returns but lagged the MSCI All Country World® Index, as concerns remained about sovereign contagion after Ireland agreed to a large rescue package. Asian markets outperformed the Index due to continued strong growth, despite several measures taken by China to combat inflation concerns and prevent a property bubble. Japanese markets also outperformed the Index amid signs of positive wage growth and muted yen volatility.

All sectors in the Index, except for utilities, rose for the year. During the fourth quarter, the more cyclically geared sectors were among the strongest performing sectors, including materials and energy, which benefited from continued expectations of worldwide economic growth and commodity price strength. The information technology and industrials sectors also performed well on strong world growth, and industrials also benefited from robust manufacturing data.

Most emerging market currencies continued to appreciate in the fourth quarter, relative to the U.S. dollar, due to continued strong relative growth prospects. Additionally, the currencies of natural resource-rich countries Australia and Canada appreciated relative to the U.S. dollar, as did the Swiss franc and Japanese yen. In contrast, the euro and the British pound sterling were hurt by sovereign debt concerns.

What Helped and What Hurt LGI
Within the global equity portfolio, stock selection in the consumer discretionary sector helped performance during the year. In the fourth quarter, shares of Comcast rose as the company, one of the United States’ largest cable and media companies, reported quarterly results that exceeded expectations. The company’s ability to sell bundled services and increase its average revenue per user drove earnings.

However, stock selection in the information technology, energy, and consumer staples sectors hurt performance for the year. During the fourth quarter, within information technology, Cisco Systems performed poorly after the company reported quarterly earnings in-line with consensus expectations, but the results were largely overshadowed by management’s negative guidance regarding a choppy demand environment. In consumer staples, shares of William

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Morrison Supermarkets lagged due to de-rating in the fourth quarter on concerns about slowing industry growth, which is a function of U.K. austerity measures. An underweight exposure to the materials sector and an overweight exposure to the health care sector also detracted from performance for the year.

Emerging Market Currency and Debt Portfolio
(27.1% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of December 31, 2010, this portfolio consisted of forward currency contracts (72.4%) and sovereign debt obligations (27.6%). The average duration of the emerging market currency and debt portfolio increased from approximately 4 months to approximately 5 months during the fourth quarter, with an average yield of 5.7%2 as of December 31, 2010.

Emerging Market Currency and Debt Market Review
External factors overwhelmed fundamentals during certain periods throughout 2010, including the fourth quarter. The post quantitative easing (QE2) rally in October was reversed during November and the crisis in peripheral Europe returned to the forefront, this time with Ireland in focus. As we experienced in May, many emerging market countries experienced heightened sensitivity to global risk aversion during November, prompted by Irish contagion, due to heavy foreign investor positioning and currencies in disparate countries such as India, Poland and Mexico sold off.

The risks in peripheral Europe notwithstanding, growth continued to be strong throughout emerging market countries, led by Latin America and Asia. Domestic-demand driven countries such as Chile, Brazil, and the Philippines were among top performers for the quarter, while a cyclical growth rebound and non-interventionist monetary policy made Mexico the quarter’s top performer. While many of these countries have benefit-

ed from portfolio capital, increasing intra-emerging markets trade, cross-border investment flows, and healthy banks, low leverage among these countries may decrease the potential for continued growth.

What Helped and What Hurt LGI
Latin American country selection favored Chile, Brazil and Mexico, while our lack of investment in Colombia helped performance. Chilean exposure was abetted by continued monetary normalization and terms of trade gains from continued high copper prices.

The Asian region was the top performer in the quarter on optimism that the global recovery is intact, after the U.S. economy grew more than estimated in the third quarter coupled with a robust growth outlook across Asia. Exposure to the Philippines benefited from seasonal remittance inflows and strong domestic growth, while India’s capital account flows were sufficient to finance the country’s current account deficit. Strong account surplus positions and upward GDP projections in Malaysia and the Philippines were complemented by surging foreign inflows in South Korea.

Exposure to smaller, less liquid markets such as Serbia and Zambia also helped. Serbia’s attractive yields amidst relative currency stability contributed to performance. The Zambian kwacha appreciated as the economy benefited from rising prices and volumes of copper, its key export, in addition to investment inflows.

Turkey was the worst performer during the quarter due to December’s lira weakness, on widening current account deficit and central bank policy stance. Despite its fourth quarter detraction, Turkey was the second best performer for the full year. Ghana was hurt by rising year-end imports related to strong growth, which resulted in local currency weakness. Loose monetary policy and strong growth also weighed on the Ugandan shilling as strong economic growth fueled rising year-end imports resulting in local currency weakness.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index*

Value at 12/31/10

LGI at Market Price	$12,826
LGI at Net Asset Value	14,166
MSCI World Index	13,722

Average Annual Total Returns*
Periods Ended December 31, 2010

	One Year	Five Years	Since Inception**

Market Price	8.90%	4.56%	3.80%
Net Asset Value	4.14%	3.14%	5.35%
MSCI World Index	11.76%	2.43%	4.85%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings
December 31, 2010

Security	Value	Percentage of Net Assets

Johnson & Johnson	$6,450,955	4.0%
Microsoft Corp.	6,326,672	3.9
The Home Depot, Inc.	5,802,430	3.6
Oracle Corp.	5,768,590	3.6
International Business Machines Corp.	5,694,288	3.5
HSBC Holdings PLC Sponsored ADR	5,687,693	3.5
United Technologies Corp.	5,423,808	3.4
Singapore Telecommunications, Ltd. ADR	5,163,250	3.2
Novartis AG ADR	4,651,155	2.9
Cisco Systems, Inc.	4,458,692	2.8

Portfolio Holdings Presented by Sector
December 31, 2010

Sector	Percentage of Total Investments

Consumer Discretionary	7.6%
Consumer Staples	6.8
Emerging Markets Debt Obligations	12.2
Energy	10.9
Financials	14.9
Health Care	15.4
Industrials	7.8
Information Technology	17.9
Materials	3.4
Telecommunication Services	3.1

Total Investments	100.0%

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments
December 31, 2010

Description	Shares	Value

Common Stocks—89.2%

Australia—2.2%
BHP Billiton, Ltd. Sponsored ADR	38,500	$3,577,420

France—5.9%
GDF Suez Sponsored ADR	75,981	2,738,355
Sanofi-Aventis ADR	105,200	3,390,596
Total SA Sponsored ADR	64,000	3,422,720

Total France		9,551,671

Germany—1.8%
SAP AG Sponsored ADR	59,300	3,001,173

Ireland—1.3%
CRH PLC Sponsored ADR	98,300	2,044,640

Italy—1.0%
Eni SpA Sponsored ADR	36,350	1,589,949

Japan—6.3%
Canon, Inc. Sponsored ADR	44,700	2,294,898
Hoya Corp. Sponsored ADR	73,500	1,786,785
Mitsubishi UFJ Financial Group, Inc.
ADR	528,000	2,856,480
Nomura Holdings, Inc. ADR	332,600	2,121,988
Sumitomo Mitsui Financial Group,
Inc. Sponsored ADR	160,600	1,141,866

Total Japan		10,202,017

Singapore—3.2%
Singapore Telecommunications, Ltd.
ADR (c)	217,400	5,163,250

Spain—1.4%
Banco Santander SA Sponsored ADR	220,693	2,350,380

Switzerland—9.4%
Credit Suisse Group AG Sponsored
ADR (c)	73,400	2,966,094
Novartis AG ADR	78,900	4,651,155
Roche Holding AG Sponsored ADR	92,400	3,386,460
UBS AG (a)	107,587	1,771,958
Zurich Financial Services AG ADR	92,500	2,394,825

Total Switzerland		15,170,492

United Kingdom—13.4%
BP PLC Sponsored ADR (c)	97,100	4,288,907
British American Tobacco PLC
Sponsored ADR	37,700	2,929,290

Description	Shares	Value

GlaxoSmithKline PLC Sponsored
ADR (c)	80,200	$3,145,444
HSBC Holdings PLC Sponsored
ADR (c)	111,436	5,687,693
Unilever PLC Sponsored ADR	99,100	3,060,208
William Morrison Supermarkets
PLC ADR	120,300	2,497,428

Total United Kingdom		21,608,970

United States—43.3%
Bank of New York Mellon Corp. (c)	103,600	3,128,720
Cisco Systems, Inc. (a), (c)	220,400	4,458,692
Comcast Corp., Class A	160,900	3,348,329
ConocoPhillips	32,900	2,240,490
Emerson Electric Co.	67,600	3,864,692
Halliburton Co.	89,900	3,670,617
Honeywell International, Inc. (c)	64,700	3,439,452
International Business Machines
Corp. (c)	38,800	5,694,288
Johnson & Johnson (c)	104,300	6,450,955
Merck & Co., Inc.	75,300	2,713,812
Microsoft Corp. (c)	226,600	6,326,672
Oracle Corp.	184,300	5,768,590
PepsiCo, Inc.	41,100	2,685,063
Pfizer, Inc. (c)	87,566	1,533,281
The Home Depot, Inc. (c)	165,500	5,802,430
United Technologies Corp.	68,900	5,423,808
Wal-Mart Stores, Inc.	62,800	3,386,804

Total United States		69,936,695

Total Common Stocks
(Identified cost $149,030,438)		144,196,657

Description	Principal Amount (000) (d)	Value

Foreign Government
Obligations—12.4%

Brazil—3.8%
Brazil NTN-F:
10.00%, 01/01/12	4,500	$2,791,957
10.00%, 01/01/13	5,795	3,345,360

Total Brazil		6,137,317

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2010

Description	Principal Amount (000) (d)	Value

Egypt—3.4%
Egypt Treasury Bills:
0.00%, 01/11/11	1,975	$339,567
0.00%, 02/01/11	4,675	799,647
0.00%, 02/08/11	1,275	217,705
0.00%, 02/15/11	2,750	468,746
0.00%, 02/22/11	1,800	306,282
0.00%, 03/15/11	2,700	457,019
0.00%, 03/29/11	8,125	1,370,501
0.00%, 05/31/11	350	58,006
0.00%, 06/21/11	4,425	728,742
0.00%, 07/12/11	900	147,279
0.00%, 08/02/11	825	134,191
0.00%, 09/06/11	350	56,350
0.00%, 09/20/11	2,625	420,868

Total Egypt		5,504,903

Ghana—1.1%
Ghana Government Bonds:
14.00%, 03/07/11	1,000	674,832
16.00%, 05/02/11	460	312,726
13.67%, 06/11/12	790	537,826
15.00%, 12/10/12	320	224,323

Total Ghana		1,749,707

Description	Principal Amount (000) (d)	Value

Mexico—2.6%
Mexican Bonos:
9.00%, 12/20/12	17,220	$1,494,027
8.00%, 12/17/15	11,500	994,680
7.75%, 12/14/17	7,000	602,397
Mexican Cetes:
0.00%, 01/13/11	6,790	548,857
0.00%, 04/07/11	6,790	543,013

Total Mexico		4,182,974

Poland—1.5%
Poland Government Bonds:
4.75%, 04/25/12	1,872	634,583
0.00%, 10/25/12	5,188	1,618,704
3.00%, 08/24/16	413	141,690

Total Poland		2,394,977

Total Foreign Government
Obligations
(Identified cost $18,906,810)		19,969,878

Total Investments—101.6%
(Identified cost $167,937,248) (b)		$164,166,535
Liabilities in Excess of Cash
and Other Assets—(1.6)%		(2,514,497)

Net Assets—100.0%		$161,652,038

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2010

Forward Currency Purchase Contracts open at December 31, 2010:

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ARS	CIT	01/10/11	1,629,018	$407,000	$409,738	$2,738	$—
ARS	CIT	01/12/11	1,845,383	461,000	463,935	2,935	—
ARS	BNP	01/25/11	3,121,968	772,000	782,418	10,418	—
ARS	BNP	02/08/11	1,547,904	384,000	386,651	2,651	—
ARS	CIT	02/09/11	1,325,445	330,000	331,009	1,009	—
ARS	BNP	02/18/11	2,804,454	694,000	698,951	4,951	—
ARS	BNP	02/22/11	1,350,315	333,000	336,235	3,235	—
ARS	BNP	02/28/11	1,738,952	429,000	432,425	3,425	—
BRL	BRC	01/04/11	1,419,312	845,332	855,007	9,675	—
BRL	JPM	01/04/11	6,400,565	3,814,401	3,855,762	41,361	—
BRL	JPM	01/04/11	678,942	396,000	409,001	13,001	—
CLP	BNP	01/10/11	172,088,700	361,000	367,536	6,536	—
CLP	HSB	01/20/11	198,851,800	412,000	424,359	12,359	—
CLP	BNP	02/14/11	396,799,550	833,000	845,044	12,044	—
CLP	BNP	02/28/11	155,588,700	321,000	330,944	9,944	—
CLP	CIT	03/07/11	380,244,375	783,000	808,319	25,319	—
CLP	CIT	03/17/11	216,807,500	455,000	460,516	5,516	—
CNY	JPM	03/17/11	14,581,257	2,193,000	2,212,343	19,343	—
CNY	JPM	05/27/11	492,029	72,177	74,720	2,543	—
CNY	BRC	07/29/11	5,434,092	813,000	826,327	13,327	—
CNY	BRC	07/29/11	1,097,824	169,000	166,939	—	2,061
CNY	BRC	07/29/11	254,486	38,000	38,698	698	—
CNY	JPM	07/29/11	4,071,165	609,000	619,076	10,076	—
CNY	JPM	07/29/11	1,460,246	222,074	222,050	—	24
COP	BNP	01/03/11	1,414,192,450	710,692	736,559	25,867	—
COP	HSB	01/03/11	1,414,192,450	737,000	736,559	—	441
COP	BNP	01/24/11	1,531,200,000	800,000	801,513	1,513	—
CZK	CAL	01/21/11	15,157,156	787,575	808,723	21,148	—
CZK	BRC	01/31/11	15,064,466	780,025	803,776	23,751	—
CZK	CAL	03/03/11	8,165,027	426,579	435,541	8,962	—
EGP	CIT	01/03/11	986,000	168,978	169,854	876	—
EUR	BRC	01/03/11	650,581	884,000	869,372	—	14,628
EUR	BRC	01/03/11	256,840	340,000	343,216	3,216	—
EUR	BRC	01/03/11	207,796	272,000	277,677	5,677	—
EUR	CIT	01/03/11	553,197	731,355	739,238	7,883	—
EUR	CIT	01/06/11	192,292	256,960	256,959	—	1
EUR	JPM	03/14/11	248,708	328,295	332,272	3,977	—
EUR	BRC	04/04/11	505,051	671,407	674,682	3,275	—
GHS	CIT	01/06/11	475,000	324,232	319,087	—	5,145
GHS	SCB	01/10/11	284,000	193,777	190,557	—	3,220
GHS	SCB	01/10/11	127,650	86,000	85,650	—	350
GHS	CIT	01/20/11	1,155,000	779,352	772,713	—	6,639
GHS	BRC	01/24/11	199,580	134,000	133,366	—	634
GHS	SCB	01/31/11	299,000	199,400	199,388	—	12
GHS	BRC	10/11/11	237,330	109,369	147,224	37,855	—
IDR	BRC	01/10/11	5,224,050,000	585,000	579,271	—	5,729
ILS	CAL	01/07/11	6,061,140	1,669,000	1,708,006	39,006	—
ILS	CIT	01/26/11	3,419,437	949,000	963,301	14,301	—

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2010

Forward Currency Purchase Contracts open at December 31, 2010 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ILS	CIT	01/31/11	1,900,305	$533,000	$535,300	$2,300	$—
INR	HSB	01/12/11	14,351,050	313,000	320,487	7,487	—
INR	SCB	01/12/11	31,625,410	659,000	706,257	47,257	—
INR	BRC	01/27/11	41,654,360	902,000	927,742	25,742	—
INR	JPM	02/22/11	23,736,000	516,000	526,101	10,101	—
INR	BRC	03/14/11	23,373,300	510,000	516,039	6,039	—
INR	BNP	05/31/11	42,264,610	902,608	920,113	17,505	—
KES	CIT	01/10/11	20,784,000	258,186	257,228	—	958
KES	SCB	01/14/11	20,988,000	260,620	259,753	—	867
KES	CIT	01/20/11	41,313,000	511,933	511,300	—	633
KES	SCB	01/31/11	27,991,000	347,050	346,424	—	626
KRW	SCB	01/19/11	2,300,645,000	2,027,000	2,025,564	—	1,436
KRW	CIT	03/28/11	440,230,000	380,000	386,211	6,211	—
KZT	CIT	01/18/11	37,270,000	253,159	253,006	—	153
KZT	HSB	01/28/11	34,752,000	235,687	235,988	301	—
KZT	BRC	01/31/11	17,760,000	120,488	120,613	125	—
KZT	CIT	01/31/11	35,520,000	240,977	241,226	249	—
KZT	HSB	02/07/11	32,531,200	221,000	220,977	—	23
KZT	BRC	02/10/11	32,531,200	221,000	220,998	—	2
KZT	CIT	03/29/11	35,472,000	240,651	241,283	632	—
KZT	BRC	04/01/11	56,874,000	385,979	386,888	909	—
KZT	BRC	05/03/11	66,555,000	452,294	452,786	492	—
KZT	BRC	05/03/11	35,520,000	241,468	241,649	181	—
KZT	CIT	05/10/11	41,044,475	279,024	279,233	209	—
KZT	HSB	05/10/11	40,996,000	278,600	278,903	303	—
KZT	HSB	05/10/11	32,597,000	221,673	221,763	90	—
KZT	BRC	05/20/11	33,277,500	225,901	226,393	492	—
KZT	BRC	05/20/11	30,763,200	208,706	209,288	582	—
KZT	CIT	06/09/11	17,612,000	119,728	119,818	90	—
KZT	HSB	06/15/11	17,612,000	119,688	119,818	130	—
KZT	BRC	06/20/11	30,763,200	208,734	209,288	554	—
KZT	HSB	06/28/11	34,752,000	235,927	236,425	498	—
KZT	BRC	06/30/11	17,760,000	120,554	120,825	271	—
KZT	CIT	07/18/11	49,299,000	335,025	335,422	397	—
KZT	BRC	08/02/11	66,555,000	452,447	452,880	433	—
KZT	BRC	08/10/11	26,490,000	180,155	180,264	109	—
MXN	HSB	03/09/11	6,364,080	480,000	512,849	32,849	—
MYR	HSB	01/24/11	1,477,832	472,000	478,580	6,580	—
MYR	SCB	02/10/11	1,989,156	638,000	643,434	5,434	—
MYR	BRC	03/03/11	1,306,980	411,000	422,257	11,257	—
MYR	JPM	03/10/11	7,480,905	2,370,000	2,415,867	45,867	—
PEN	BNP	03/24/11	1,426,201	511,000	506,462	—	4,538
PEN	BNP	03/24/11	326,451	115,969	115,927	—	42
PHP	BRC	01/28/11	35,796,950	769,000	817,312	48,312	—
PHP	JPM	01/28/11	33,517,440	759,000	765,267	6,267	—
PHP	HSB	03/03/11	24,453,990	561,000	558,190	—	2,810
PHP	BRC	05/19/11	42,180,000	980,018	961,340	—	18,678
PHP	BRC	05/27/11	58,158,620	1,352,212	1,325,213	—	26,999

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2010

Forward Currency Purchase Contracts open at December 31, 2010 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

PLN	CIT	01/03/11	2,194,700	$707,694	$741,353	$33,659	$—
PLN	JPM	01/28/11	5,203,052	1,701,818	1,754,884	53,066	—
PLN	CIT	02/03/11	922,190	307,233	310,918	3,685	—
RON	ING	01/18/11	696,681	224,132	218,410	—	5,722
RON	BRC	02/02/11	1,189,562	360,200	372,455	12,255	—
RON	BRC	02/22/11	1,721,000	528,928	537,288	8,360	—
RSD	CIT	01/06/11	20,421,450	249,987	256,387	6,400	—
RSD	BRC	01/10/11	49,204,000	615,435	616,991	1,556	—
RSD	CIT	01/10/11	21,032,000	261,300	263,730	2,430	—
RSD	BRC	01/13/11	31,579,750	389,801	395,630	5,829	—
RSD	CIT	01/19/11	20,273,000	257,451	253,516	—	3,935
RSD	CIT	01/20/11	19,811,000	249,179	247,663	—	1,516
RSD	CIT	01/20/11	17,375,800	219,391	217,220	—	2,171
RSD	CIT	01/21/11	20,503,000	252,687	256,237	3,550	—
RSD	BRC	02/22/11	21,198,000	266,977	262,518	—	4,459
RSD	BRC	02/22/11	18,083,250	229,731	223,945	—	5,786
RSD	BRC	02/22/11	12,944,800	163,507	160,310	—	3,197
RSD	CIT	02/23/11	24,427,470	300,572	302,429	1,857	—
RUB	CIT	01/24/11	13,255,825	430,000	433,487	3,487	—
RUB	BRC	01/31/11	18,788,000	596,066	614,047	17,981	—
RUB	BRC	02/28/11	16,975,000	549,051	553,417	4,366	—
TRY	BRC	01/06/11	594,150	397,000	384,679	—	12,321
TRY	JPM	01/10/11	2,144,105	1,435,000	1,387,551	—	47,449
TRY	BRC	01/20/11	595,331	397,000	384,824	—	12,176
TRY	JPM	01/24/11	1,075,000	746,891	694,565	—	52,326
TRY	JPM	02/28/11	2,838,018	1,811,000	1,825,583	14,583	—
TWD	BRC	03/22/11	24,823,320	807,000	853,115	46,115	—
UAH	ING	01/10/11	1,345,185	167,000	168,061	1,061	—
UAH	ING	01/13/11	1,356,175	169,219	169,201	—	18
UAH	ING	01/18/11	1,909,610	237,269	237,706	437	—
UAH	ING	01/20/11	2,892,445	358,642	359,720	1,078	—
UAH	ING	02/15/11	1,849,000	228,494	227,854	—	640
UAH	CIT	02/17/11	1,173,050	145,000	144,473	—	527
UAH	ING	02/17/11	1,386,810	171,000	170,800	—	200
UAH	HSB	02/22/11	1,752,818	217,000	215,568	—	1,432
UAH	ING	03/01/11	1,914,390	234,107	234,966	859	—
UAH	BRC	08/10/11	1,443,000	169,765	170,336	571	—
UAH	ING	09/07/11	2,117,000	248,930	248,256	—	674
UAH	BRC	09/12/11	1,761,570	207,000	206,333	—	667
UGX	CIT	01/04/11	134,411,000	58,048	58,169	121	—
UGX	CIT	01/10/11	268,772,000	116,000	116,226	226	—
UGX	CIT	01/12/11	165,456,000	71,859	71,530	—	329
UGX	CIT	01/18/11	134,411,000	57,848	58,063	215	—
UGX	BRC	01/20/11	1,344,988,000	582,751	580,863	—	1,888
UGX	CIT	01/21/11	654,141,000	283,571	282,469	—	1,102
UGX	SCB	01/24/11	710,497,000	308,670	306,685	—	1,985
UGX	CIT	01/28/11	149,890,000	65,000	64,666	—	334
UGX	SCB	01/31/11	691,486,000	295,874	298,200	2,326	—

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2010

Forward Currency Purchase Contracts open at December 31, 2010 (concluded):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

UGX	CIT	02/15/11	472,000,000	$203,098	$203,066	$—	$32
UGX	CIT	02/22/11	1,623,726,000	699,580	697,796	—	1,784
UYU	JPM	01/24/11	6,178,455	309,000	307,386	—	1,614
UYU	CIT	02/22/11	5,090,160	254,000	251,863	—	2,137
UYU	CIT	03/23/11	4,678,470	229,000	230,296	1,296	—
ZMK	BRC	01/06/11	228,655,000	47,000	47,617	617	—
ZMK	CIT	01/07/11	2,467,660,000	511,432	513,855	2,423	—
ZMK	BRC	01/14/11	3,292,953,000	686,891	685,390	—	1,501
ZMK	SCB	01/18/11	1,132,186,000	239,312	235,588	—	3,724
ZMK	SCB	01/18/11	601,304,000	129,787	125,121	—	4,666
ZMK	BRC	01/21/11	220,972,000	45,617	45,971	354	—

Total Forward Currency Purchase Contracts				$74,412,236	$75,066,704	$927,429	$272,961

Forward Currency Sale Contracts open at December 31, 2010:

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	01/04/11	1,419,312	$818,000	$855,007	$—	$37,007
BRL	JPM	01/04/11	722,610	420,000	435,307	—	15,307
BRL	JPM	01/04/11	6,356,897	3,661,596	3,829,456	—	167,860
BRL	BRC	02/02/11	1,426,191	844,000	853,428	—	9,428
BRL	JPM	02/02/11	6,400,565	3,790,008	3,830,077	—	40,069
CNY	JPM	03/17/11	1,460,246	220,248	221,556	—	1,308
CNY	JPM	03/17/11	3,342,528	504,000	507,145	—	3,145
CNY	JPM	07/29/11	12,317,813	1,875,000	1,873,090	1,910	—
COP	BNP	01/03/11	1,414,192,450	755,848	736,558	19,290	—
COP	HSB	01/03/11	1,414,192,450	710,692	736,558	—	25,866
EGP	CIT	01/03/11	986,000	169,865	169,853	12	—
EUR	BRC	01/03/11	163,028	223,000	217,855	5,145	—
EUR	BRC	01/03/11	247,000	351,795	330,066	21,729	—
EUR	BRC	01/03/11	505,051	671,617	674,899	—	3,282
EUR	CIT	01/03/11	200,138	266,132	267,445	—	1,313
EUR	CIT	01/03/11	539,000	707,694	720,266	—	12,572
EUR	CIT	01/06/11	189,000	249,987	252,560	—	2,573
EUR	BRC	01/10/11	455,973	615,435	609,310	6,125	—
EUR	CIT	01/10/11	194,743	261,300	260,232	1,068	—
EUR	BRC	01/13/11	292,270	389,801	390,554	—	753
EUR	ING	01/18/11	162,000	224,132	216,475	7,657	—
EUR	CIT	01/19/11	190,428	257,451	254,463	2,988	—
EUR	CIT	01/20/11	165,160	219,391	220,697	—	1,306
EUR	CIT	01/20/11	186,005	249,179	248,551	628	—
EUR	CAL	01/21/11	602,000	787,575	804,429	—	16,854
EUR	CIT	01/21/11	190,957	252,687	255,168	—	2,481
EUR	JPM	01/28/11	1,302,000	1,701,818	1,739,792	—	37,974
EUR	BRC	01/31/11	595,000	780,025	795,062	—	15,037
EUR	CAL	01/31/11	2,974,265	4,086,000	3,974,328	111,672	—
EUR	CIT	02/03/11	232,000	307,233	310,006	—	2,773
EUR	BRC	02/22/11	117,948	163,506	157,592	5,914	—

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)
December 31, 2010

Forward Currency Sale Contracts open at December 31, 2010 (concluded):

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

EUR	BRC	02/22/11	170,436	$229,731	$227,722	$2,009	$—
EUR	BRC	02/22/11	197,650	266,977	264,083	2,894	—
EUR	BRC	02/22/11	399,304	528,928	533,516	—	4,588
EUR	CIT	02/23/11	225,558	300,572	301,370	—	798
EUR	CAL	03/03/11	324,000	426,579	432,882	—	6,303
EUR	HSB	03/07/11	843,757	1,115,000	1,127,287	—	12,287
EUR	HSB	03/14/11	1,399,339	1,845,000	1,869,505	—	24,505
EUR	HSB	03/23/11	2,207,173	2,898,978	2,948,650	—	49,672
IDR	BRC	01/10/11	5,224,050,000	577,881	579,270	—	1,389
JPY	SCB	01/21/11	69,765,435	855,000	859,434	—	4,434
JPY	CAL	02/10/11	11,904,354	147,000	146,680	320	—
JPY	JPM	02/28/11	40,937,125	491,000	504,496	—	13,496
JPY	BRC	03/24/11	76,150,854	911,000	938,711	—	27,711
KZT	CIT	01/18/11	37,270,000	252,850	253,006	—	156
KZT	HSB	01/28/11	34,752,000	235,447	235,987	—	540
KZT	BRC	01/31/11	17,760,000	120,366	120,613	—	247
KZT	BRC	01/31/11	35,520,000	241,141	241,226	—	85
KZT	HSB	02/07/11	32,531,200	220,925	220,978	—	53
KZT	BRC	02/10/11	32,531,200	220,850	220,998	—	148
MXN	HSB	03/09/11	6,364,080	509,086	512,850	—	3,764
PEN	HSB	03/24/11	633,375	225,000	224,919	81	—
PLN	CIT	01/03/11	2,194,700	731,355	741,353	—	9,998
RSD	CIT	01/06/11	20,421,450	256,960	256,387	573	—
TWD	BRC	03/22/11	24,823,320	782,576	853,115	—	70,539
UGX	CIT	01/04/11	134,411,000	57,936	58,169	—	233
ZMK	BRC	01/06/11	228,655,000	49,375	47,617	1,758	—

Total Forward Currency Sale Contracts				$41,032,528	$41,468,609	191,773	627,854

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,119,202	$900,815

Currency Abbreviations:
ARS	— Argentine Peso	KZT	— Kazakhstani Tenge
BRL	— Brazilian Real	MXN	— Mexican New Peso
CLP	— Chilean Peso	MYR	— Malaysian Ringgit
CNY	— Chinese Renminbi	PEN	— Peruvian New Sol
COP	— Colombian Peso	PHP	— Philippine Peso
CZK	— Czech Koruna	PLN	— Polish Zloty
EGP	— Egyptian Pound	RON	— New Romanian Leu
EUR	— Euro	RSD	— Serbian Dinar
GHS	— Ghanaian Cedi	RUB	— Russian Ruble
IDR	— Indonesian Rupiah	TRY	— New Turkish Lira
ILS	— Israeli Shekel	TWD	— New Taiwan Dollar
INR	— Indian Rupee	UAH	— Ukranian Hryvnia
JPY	— Japanese Yen	UGX	— Ugandan Shilling
KES	— Kenyan Shilling	UYU	— Uruguayan Peso
KRW	— South Korean Won	ZMK	— Zambian Kwacha

Counterparty Abbreviations:
BNP	— BNP Paribas SA
BRC	— Barclays Bank PLC
CAL	— Calyon Bank
CIT	— Citibank NA
HSB	— HSBC Bank USA
ING	— ING Bank NV
JPM	— JPMorgan Chase Bank
SCB	— Standard Chartered Bank

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments
December 31, 2010

(a)	Non-income producing security.
(b)

For federal income tax purposes, the aggregate cost was $167,947,236, aggregate gross unrealized appreciation was $18,328,347, aggregate gross unrealized depreciation was $22,109,048, and the net unrealized depreciation was $3,780,701.

(c)	Segregated security for forward currency contracts.
(d)	Principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR	— American Depositary Receipt
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F

Portfolio holdings by industry (as percentage of net assets):
Alcohol & Tobacco	1.8%
Banking	9.1
Cable Television	2.1
Computer Software	9.3
Energy Integrated	7.2
Energy Services	2.3
Financial Services	4.4
Food & Beverages	3.6
Gas Utilities	1.7
Housing	1.3
Insurance	1.5
Manufacturing	7.9
Metals & Mining	2.2
Pharmaceutical & Biotechnology	15.6
Retail	7.2
Semiconductor & Components	2.5
Technology Hardware	6.3
Telecommunications	3.2

Subtotal	89.2
Foreign Government Obligations	12.4

Total Investments	101.6%

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2010

ASSETS
Investments in securities, at value (cost $167,937,248)	$164,166,535
Cash	22,875
Foreign currency, at value (cost $459,103)	464,710
Dividends and interest receivable	852,855
Gross unrealized appreciation on forward currency contracts	1,119,202

Total assets	166,626,177

LIABILITIES
Payables for:
Management fees	142,314
Accrued directors’ fees	245
Line of credit outstanding	3,790,000
Gross unrealized depreciation on forward currency contracts	900,815
Other accrued expenses and payables	140,765

Total liabilities	4,974,139

Net assets	$161,652,038

NET ASSETS
Paid in capital (Note 2(h))	$167,758,935
Undistributed net investment income (Note 2(h))	61,791
Accumulated net realized loss	(2,632,792)
Net unrealized appreciation (depreciation) on:
Investments	(3,770,713)
Foreign currency and forward currency contracts	234,817

Net assets	$161,652,038

Shares of common stock outstanding*	9,605,237
Net asset value per share	$16.83
Market value per share	$15.06

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Operations
For the Year Ended December 31, 2010

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $219,792)	$3,998,426
Interest (net of foreign withholding taxes of $6,339)	2,209,623

Total investment income	6,208,049

Expenses:
Management fees (Note 3)	1,713,148
Professional services	134,243
Shareholders’ reports	112,113
Custodian fees	104,069
Administration fees	73,879
Shareholders’ services	43,576
Shareholders’ meeting	32,252
Directors’ fees and expenses	5,324
Other	80,669

Total expenses before interest expense	2,299,273
Interest expense	197,540

Total expenses	2,496,813

Net investment income	3,711,236

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain on:
Investments (net of foreign capital gains taxes of $72,987)	671,172
Foreign currency and forward currency contracts	2,677,565

Total net realized gain on investments, foreign currency and forward currency contracts	3,348,737

Net change in unrealized depreciation on:
Investments	(362,046)
Foreign currency and forward currency contracts	(576,093)

Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(938,139)

Net realized and unrealized gain on investments, foreign currency and forward currency contracts	2,410,598

Net increase in net assets resulting from operations	$6,121,834

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$3,711,236	$4,651,720
Net realized gain (loss) on investments, foreign currency and forward currency contracts	3,348,737	(5,525,748)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(938,139)	36,313,936

Net increase in net assets resulting from operations	6,121,834	35,439,908

Distributions to Stockholders (Note 2(h)):
From net investment income	(6,474,272)	(702,650)
Return of capital	(3,893,621)	(8,864,743)

Net decrease in net assets resulting from distributions	(10,367,893)	(9,567,393)

Total increase (decrease) in net assets	(4,246,059)	25,872,515
Net assets at beginning of year	165,898,097	140,025,582

Net assets at end of year*	$161,652,038	$165,898,097

* Includes undistributed (distributions in excess of) net investment
income of (Note 2(h))	$61,791	$(533,754)

Transactions in Capital Shares:
Common shares outstanding at beginning of year	9,605,237	9,605,237

Common shares outstanding at end of year	9,605,237	9,605,237

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Cash Flows
For the Year Ended December 31, 2010

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase in net assets from operations	$6,121,834
Adjustments to reconcile net increase in net assets from operations to net cash provided in operating activities
Decrease in interest and dividends receivable	621,139
Accretion of bond discount and amortization of bond premium	(804,417)
Inflation index adjustment	(108,051)
Decrease in other accrued expenses and payables	(34,091)
Net realized gain on investments, foreign currency and forward currency contracts	(3,348,737)
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	938,139
Purchase of long-term investments	(51,077,357)
Proceeds from disposition of long-term investments	67,352,162
Proceeds from disposition of short-term investments, net	3,479,348

Net cash provided in operating activities	23,139,969

Cash flows from financing activities:
Cash distribution paid (Note 2(h))	(10,367,893)
Gross drawdowns in line of credit balance	3,790,000
Gross paydowns in line of credit balance	(19,336,000)

Net cash used in financing activities	(25,913,893)

Effect of exchange rate changes on cash	2,673,315

Net decrease in cash and foreign currency	(100,609)

Cash and foreign currency:
Beginning balance	588,194

Ending balance	$487,585

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$(212,419)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights
Selected data for a share of common stock outstanding throughout each year

	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of year	$17.27	$14.58	$24.37	$23.77	$21.10

Income (loss) from investment operations:
Net investment income	0.39	0.48	0.66	0.42	0.40
Net realized and unrealized gain (loss)	0.25	3.21	(9.02)	1.84	4.61

Total from investment operations	0.64	3.69	(8.36)	2.26	5.01

Less distributions from (Note 2(h)):
Net investment income	(0.67)	(0.08)	(1.03)	(1.15)	(1.12)
Net realized gains	—	—	(0.33)	(0.51)	(1.22)
Return of capital	(0.41)	(0.92)	(0.07)	—	—

Total distributions	(1.08)	(1.00)	(1.43)	(1.66)	(2.34)

Net asset value, end of year	$16.83	$17.27	$14.58	$24.37	$23.77

Market value, end of year	$15.06	$14.89	$11.83	$23.34	$22.58

Total Return based upon:
Net asset value (a)	4.14%	26.90%	–35.33%	9.74%	24.46%
Market value (a)	8.90%	36.72%	–44.43%	11.35%	35.64%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$161,652	$165,898	$140,026	$234,125	$228,274
Ratios to average net assets:
Net expenses	1.59%	1.61%	1.83%	1.58%	1.50%
Gross expenses	1.59%	1.61%	1.83%	1.58%	1.51%
Gross expenses excluding interest expense	1.47%	1.42%	1.45%	1.42%	1.43%
Net investment income	2.37%	3.28%	3.26%	1.71%	1.76%
Portfolio turnover rate	32%	25%	25%	28%	38%

(a)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements
December 31, 2010

1. Organization

Lazard Global Total Return and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily avail-

able or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stock and, with respect to borrowings, the possibility either that the Fund’s return will

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2010

fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. Such results also will tend to have a similar effect on the market price of the Fund’s common stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the year.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(f) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2010, the Fund had $2,622,804 of unused realized capital loss carryforwards, expiring in 2017.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2010, the Fund had no net capital and foreign currency losses arising between November 1, 2010 and December 31, 2010.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.

(h) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2010

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. The book/tax differences relating to stockholder distributions resulted in reclassifications among certain capital accounts as follows:

Paid in Capital	Distribution in excess of Net Investment Income	Accumulated Net Realized Loss

$(5,794,534)	$7,252,202	$(1,457,668)

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from February 2010 through December 2010, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) stating that the Fund currently estimates that it has distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	2010	2009

Ordinary Income	$6,474,272	$702,650
Long-Term Capital Gain	—	—
Return of Capital	3,893,621	8,864,743

Total	$10,367,893	$9,567,393

At December 31, 2010, the components of accumulated losses on a tax basis were $0 of undistributed ordinary income, $0 of undistributed long-term capital gain and $3,484,093 of net unrealized depreciation.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

(j) Subsequent Events—Management has performed its evaluation of subsequent events and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy consisting of equity securities of companies with market capitalizations of $5 billion or greater domi-

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2010

ciled in those countries that comprise the Morgan Stanley Capital International (MSCI®) World® Index. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement.”

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2010

rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $80,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman, Lester Z. Lieberman, of $5,000. (Prior to July 1, 2010, the compensation consisted of: (1) an annual retainer of $60,000, (2) $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) and (3) $1,000 for each committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business.) The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2010 were $51,185,408 and $67,425,157, respectively.

For the year ended December 31, 2010, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $30 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $30 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings is payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.25%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears, and a closing fee of 0.05% on the commitment, paid at closing. During the year ended December 31, 2010, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance*	Loan Outstanding	Interest Rate

$13,499,236	$19,336,000	1.48%

* For 356 days borrowings were outstanding.

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data

Lazard Global Total Return and Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2010

obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of December 31, 2010:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2010

Assets:
Common Stocks*	$144,196,657	$—	$—	$144,196,657
Foreign Government Obligations*	—	19,070,723	899,155	19,969,878
Other Financial Instruments**
Forward Currency Contracts	—	1,119,202	—	1,119,202

Total	$144,196,657	$20,189,925	$899,155	$165,285,737

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(900,815)	$—	$(900,815)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments, on pages 8 to 9 and 15, for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2010:

Description	Balance as of December 31, 2009	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance as of December 31, 2010	Net Change in Unrealized Appreciation from Investments Still Held at December 31, 2010

Foreign
Government
Obligations	$1,490,542	$49,041	$(230,827)	$210,136	$204,574	$(824,311)	$—	$—	$899,155	$(5,862)
Supranationals	664,021	1,509	(180,270)	177,396	—	(662,656)	—	—	—	—

Total	$2,154,563	$50,550	$(411,097)	$387,532	$204,574	$(1,486,967)	$—	$—	$899,155	$(5,862)

There were no significant transfers into and out of Levels 1, 2 and 3 during the year ended December 31, 2010.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (concluded)
December 31, 2010

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

For the year ended December 31, 2010, the cost of purchases and the proceeds from sales of forward currency contracts were $803,894,591 and $801,404,932, respectively.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2010:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,119,202

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$900,815

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$2,743,313

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$(571,835)

Lazard Global Total Return and Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Lazard Global Total Return and Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lazard Global Total Return and Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Global Total Return and Income Fund, Inc. as of December 31, 2010, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
March 1, 2011

Lazard Global Total Return and Income Fund, Inc.

Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 29, 2010, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•

three Class II Directors (Kenneth S. Davidson, Nancy A. Eckl and Lester Z. Lieberman), each to serve for a three-year term expiring at the 2013 Annual Meeting and/or until his or her successor is duly elected and qualified.

Director	For	Withhold Authority

Kenneth S. Davidson	8,234,590	425,477
Nancy A. Eckl	8,233,212	426,855
Lester Z. Lieberman	8,222,343	437,724

Portfolio Management Change
(unaudited)

Effective February 2011, the portfolio management team responsible for the Global Equity portfolio of the Fund is comprised of: Michael G. Fry, Michael Powers, Ronald Temple and Andrew Lacey. A biography for Mr. Temple, which was not previously included in the Fund’s prospectus, is set forth below:

Ronald Temple, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams and the Global Equity Select team. Mr. Temple is a Co-Director of Research and has primary research coverage of the financials sector. Mr. Temple joined the Investment Manager in 2001 and had been working in the investment field since 1991.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., optout), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the

Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Board of Directors:

Class I — Directors with Term Expiring in 2012

Independent Directors:

Leon M. Pollack (70)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (63)	Director (September 2004)

President, Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director(3):

Charles L. Carroll (50)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2013

Independent Directors:

Kenneth S. Davidson (65)(4)	Director (February 2004)

President, Davidson Capital Management Corporation, an investment manager; Partner, Aquiline Holdings LLC, an investment manager; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (48)	Director (February 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (49 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-I

Lester Z. Lieberman (80)	Director (February 2004)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2011

Independent Director:

Richard Reiss, Jr. (66)	Director (February 2004)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director(3):

Ashish Bhutani (50)	Director (July 2005)	Chief Executive Officer of the Investment Manager; Vice Chairman and Director of Lazard Ltd (since January 2010)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2011, 22 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.
(4)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act).

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers(3):

Nathan A. Paul (38)	Vice President and Secretary (February 2004)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (52)	Treasurer (February 2004)	Vice President of the Investment Manager

Brian D. Simon (48)	Chief Compliance Officer (January 2009) and Assistant Secretary (February 2004)	Managing Director (since February 2011) of the Investment Manager (previously, Director) and Chief Compliance Officer (since January 2009) of the Fund and the Investment Manager

Tamar Goldstein (35)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (November 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (36)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously, Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal.
Each officer serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.

Other Information
(unaudited)

Tax Information
Year Ended December 31, 2010

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2010:

Of the dividends paid by the Fund, 62.15% of each dividend will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2010 Form 1099-DIV.

Of the dividends paid by the Fund, 25.72% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board held on November 17-18, 2010, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 20 active funds comprises approximately $20.3 billion, and the Fund and the other publicly-traded closed-end fund managed by the Investment Manager comprise approximately $246.4 million, of the nearly $130 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2010). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform and technology, operational and legal and compliance support. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience. The Directors were provided with the Fund’s market price performance and market discounts to net asset value and distributions.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through September 30, 2010) information prepared by Lipper. They noted the limitations of the Lipper comparison group (“Group”) and that Lipper’s management fee comparisons include administrative fees (which, for the Fund, is paid to the Fund’s third party administrator that is not affiliated with the Investment Manager) and that the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to administrators. It was noted that such fixed fees were not material relative to the Fund’s management fees,

Lazard Global Total Return and Income Fund, Inc.

Other Information (continued)
(unaudited)

but could affect management fee quintile rankings if included in Lipper’s analysis. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

The Directors also discussed the management fees and expense ratios (leveraged and unleveraged) for the Fund, and it was noted that, as calculated by Lipper, they were below or within a few basis points of the medians of the Group and the Lipper universe (“Universe”).

The Directors noted that the Fund’s total return performance (based on net asset value) generally ranked second or third of the four funds in the Fund’s Group over various measurement periods ended September 30, 2010. The Directors, however, noted that no funds in the Group or Universe pursued a strategy similar to that of the Fund’s strategy of investing in global equity securities and in forward currency contracts. They also were advised that the Investment Manager did not manage any separately managed accounts with similar investment objectives, policies and strategies using the Fund’s investment strategies.

Fee Calculation

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in Global Equity Investments, for the purposes of making Currency Investments, and considered the advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency).

The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to evaluate possible conflicts of interest that may arise from the fee calculation methodology, include the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale

The Directors reviewed the Fund information prepared by the Investment Manager concerning the estimated expenses incurred, and profits realized, by the Investment Manager and its affiliates resulting from the Fund’s Management Agreement, including the projected dollar amount of expenses allocated and profit received by the

Lazard Global Total Return and Income Fund, Inc.

Other Information (concluded)
(unaudited)

Investment Manager for the calendar year ending December 31, 2010 (assuming that asset levels were unchanged from September 30, 2010 to December 31, 2010) and for calendar year 2011 assuming that the average net assets used in the 2010 projection increased by 20%, and the method used to determine such expenses and profits. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Fund. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Fund from January 1, 2010 through September 30, 2010. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated and projected profitability with respect to the Fund as part of their evaluation of whether the Fund’s fee under its Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Fund. It was noted that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Fund’s Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a nearly $130 billion global asset management business.

•	The Board was generally satisfied with the Fund’s overall performance, in light of the considerations described above.

•	The Board concluded that the Fund’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•

The Board determined that because the Fund is a closed-end fund without daily inflows and outflows of capital the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement was in the best interests of the Fund and its stockholders.

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Lazard Global Total Return and Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of common stock of Lazard Global Total Return and Income Fund, Inc.

Lazard Asset Management LLC

30 Rockefeller Plaza

www.LazardNet.com

New York, NY 10112-6300

ITEM 2. CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $60,000 in 2009 and $62,000 in 2010.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,562.50 in 2009 and $6,750 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments. There were no fees billed for the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above. There were no fees billed in the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported in paragraphs (a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Affiliates for the Reporting Periods were $863,606 in 2009 and $935,847 in 2010.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Lester Z. Lieberman, Audit Committee Chairman Nancy A. Eckl Leon M. Pollack Richard Reiss, Jr. Robert M. Solmson

ITEM 6. INVESTMENTS

     Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

          The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	Lazard votes proxies in the best interests of its clients.

•	Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

•

To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

          The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

•	vote as recommended by management in routine election or re-election of directors;

•

favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between Global Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio. Global Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Global Equity Investments. Michael G. Fry, Michael Powers, Ronald Temple and Andrew Lacey are the portfolio managers responsible for investing the Registrant’s assets allocated to Global Equity Investments.

Michael G. Fry, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 2005, Mr. Fry held several positions at UBS Global Asset Management, including Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Ronald Temple, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s U.S. Equity teams and the Global Equity Select team. Mr. Temple is a Co-Director of Research and has primary research coverage of the financials sector. Mr. Temple joined the Investment Manager in 2001 and had been working in the investment field since 1991.

Mr. Lacey, a Deputy Chairman of Lazard, is responsible for oversight of U.S. and Global strategies. He also is a portfolio manager/analyst on various of Lazard’s U.S. Equity and Global Equity teams. Mr. Lacey joined Lazard in 1996, and has been working in the investment field since 1995.

Mr. Powers, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Global Equity and International Equity teams. He began working in the investment field in 1990 when he joined Lazard.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant’s assets allocated to Currency Investments.

Ms. Belitz is a Managing Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. She has been working in the investment field since 1994 and joined Lazard in 1996.

Mr. Ramachandran is a Managing Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. He joined Lazard in 1997.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to one of the Registrant’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard and certain of the Registrant’s portfolio managers manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. However, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies. When Lazard engages in short sales of securities of the type in which the Registrant invests, Lazard could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#, +

Ardra Belitz	2 (256.3 million)	4 (2.9 billion)	4 (187.7 million)
Michael G. Fry	8 (3.4 billion)	4 (144.6 million)	242 (9.1 billion)
Ronald Temple	9 (9.4 billion)	7 (715.5 million)	190 (5.1 billion)
James M. Donald	10 (24.0 billion)	18 (6.8 billion)	214 (12.6 billion)
Andrew D. Lacey	15 (12.9 billion)	10 (976.0 million)	199 (5.4 billion)
Ganesh Ramachandran	2 (256.3 million)	4 (2.9 billion)	4 (187.7 million)
Michael Powers	8 (3.4 billion)	3 (72.9 million)	241 (9.0 billion)

* Total assets in accounts as of December 31, 2010.
# The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:
(1) Mr. Donald manages four other accounts and one registered investment company with assets under management of approximately $1.5 billion and $2.1 billion, respectively.
(2) Mr. Fry and Mr. Powers manage one registered investment company with assets under management of approximately $2.1 billion.
(3) Mr. Lacey and Mr. Temple manage one registered investment company with assets under management of approximately $6.5 billion.
(4) Ms. Belitz and Mr. Ramachandran manage three other pooled investment vehicles with assets under management of approximately $2.6 billion.

+ Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant’s portfolio management team in respect of its management of the Registrant is determined by reference to the Morgan Stanley Capital International (MSCI®) World Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Ownership of Registrant Securities

As of December 31, 2010, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Market Value of Shares

Ardra Belitz	None
James M. Donald	$100,001-$500,000
Andrew D. Lacey	$50,001-$100,000
Ganesh Ramachandran	$10,001-$50,000
Michael Powers	None
Michael G. Fry	None
Ronald Temple	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date	March 10, 2011

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	March 10, 2011